UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 13, 2005




                              PATHMARK STORES, INC.
             (Exact name of Registrant as specified in its charter)



        Delaware                       1-5287                   22-2879612
(State or other jurisdiction      (Commission File           (IRS Employer
     of incorporation)                  Number)           Identification Number)


200 Milik Street, Carteret, New Jersey             07008
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code: (732) 499-3000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02.   Results of Operations and Financial Condition.

         On April 13, 2005, Pathmark Stores, Inc., a Delaware corporation, issued a press release announcing its results for the fourth quarter and full year fiscal 2004. The press release appearing in Exhibit 99.1 is not filed but is furnished hereby and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.


99.1. Press release of Pathmark Stores, Inc., dated April 13, 2005, announcing its results for the fourth quarter and full year fiscal 2004


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PATHMARK STORES, INC.



Date: April 13, 2005              By:  /s/ Marc A. Strassler
                                       ---------------------------------
                                       Name:  Marc A. Strassler
                                       Title: Senior Vice President and
                                              General Counsel